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                                       [LOGO] Pitney Bowes
                                       NOTICE OF THE DECEMBER 18, 1997
                                       SPECIAL STOCKHOLDERS MEETING
                                       AND
                                       PROXY STATEMENT










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Pitney Bowes Inc.
World Headquarters
Stamford, Connecticut 06926-0700
(203) 356-5000

                 ===============================================================
                 [LOGO]Pitney Bowes
                 ===============================================================
                 TO THE STOCKHOLDERS:
                 ---------------------------------------------------------------
                 The board of directors has approved a two-for-one split of the company's common stock to be effected by means of a stock dividend of one share of common stock for each share of common stock outstanding. Because the company does not have sufficient authorized and unissued shares to effect the split, the stockholders are being requested to approve an amendment to the company's Restated Certificate of Incorporation increasing the number of authorized shares of common stock from 240 million to 480 million shares. The board further recommends that the par value of all shares of common stock be correspondingly reduced from $2.00 per share to $1.00 per share.

                 If the amendment is approved, the stock split will be effective for all stockholders of record as of the close of business on December 29, 1997. The new certificates evidencing the issuance of the additional shares will be mailed by our transfer agent on or about January 16, 1998. Do not send in your certificates.

                 Sincerely yours,

                 Michael J. Critelli
                 Chairman and Chief Executive Officer

                 Stamford, Connecticut
                 November   , 1997

                 ===============================================================


                 ===============================================================
                 NOTICE OF MEETING:
                 ---------------------------------------------------------------
                 The special meeting of stockholders of Pitney Bowes Inc.
                 will be held on Thursday, December 18, 1997, at 9:00 a.m. at the company's World Headquarters, One Elmcroft Road,
                 Stamford, Connecticut 06926-0700. Directions, including a map, to Pitney Bowes' World Headquarters are set forth on the back cover page of the proxy statement.

                 The only item of business is:

                 Amendment of the company's Restated Certificate of Incorporation increasing authorized shares of common stock from 240 million to 480 million, and correspondingly reducing the par value of the common stock per share from $2.00 to $1.00. The amendment is proposed in order to effect a two-for-one split of the company's common stock by means of a stock dividend of one share of common stock for each share of common stock outstanding.

                 This item is more fully described in the following pages. All holders of Pitney Bowes common stock and $2.12 convertible preference stock of record as of the close of business on October 24, 1997, are entitled to vote at the meeting or any continuation of the meeting caused by any adjournment or any postponement of the meeting.

                 It is important that all stockholders be represented at the meeting. Stockholders of record may vote by either: (i) signing and returning promptly the enclosed proxy in the accompanying envelope, which requires no postage if mailed in the United States; (ii) attending the meeting and voting in person; or (iii) voting by telephone as directed on the enclosed proxy card.

                 Amy C. Corn
                 Corporate Secretary and
                 Senior Associate General Counsel

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                 [LOGO]Pitney Bowes
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PROXY STATEMENT
This statement is furnished in connection with the solicitation of proxies by the board of directors of Pitney Bowes Inc. for use at the special meeting of stockholders to be held on December 18, 1997, and at any continuation of the meeting caused by any adjournment or any postponement of the meeting. Proxies may be revoked at any time before they are voted at the special meeting by (i) submitting to the corporate secretary of the company a written revocation, or
(ii) in the case of a stockholder of record, by (a) submitting a later-dated proxy, or (b) by attending the meeting, revoking the prior proxy and voting at the special meeting. Each proxy not revoked will be voted at the meeting and will be voted in accordance with the instructions given in the proxy or, if no instructions are given, will be voted in favor of the proposal. The votes of Pitney Bowes common stock and $2.12 convertible preference stock ("$2.12 preference stock") will be aggregated. Each share of common stock will be entitled to one vote and each share of $2.12 preference stock will be entitled to eight votes.

Shares present in person or by proxy at the special meeting will determine whether or not a quorum is present, and the election inspectors will tabulate the votes cast at the special meeting. The affirmative vote of a majority of the votes entitled to be cast by the holders of issued and outstanding shares of Pitney Bowes common and $2.12 preference stock (each share of $2.12 preference stock counting as eight votes of common stock) is required to adopt the proposal.

If a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on the proposal, those shares and any abstentions will be treated by the election inspectors as shares that are present and entitled to vote at the meeting for purposes of determining the presence of a quorum, but unvoted for purposes of determining the approval of the proposal. Thus, abstentions and broker nonvotes will have the effect of a vote against adoption of the proposal.

At the close of business on October 24, 1997, the record date for the meeting, there were _________ shares of common stock outstanding and _______ shares of $2.12 preference stock outstanding.

The company's headquarters is in Stamford, Connecticut 06926-0700. This proxy statement is being mailed to stockholders on or about November __, 1997.

PROPOSED INCREASE IN AUTHORIZED
COMMON STOCK

The board of directors has approved a two-for-one stock split to be effected by a stock dividend, subject to the effectiveness of an amendment to the company's Restated Certificate of Incorporation which will double the amount of authorized common stock and correspondingly reduce the par value of the company's common stock from $2.00 per share to $1.00 per share. On or about January 16, 1998, certificates representing one additional share of common stock for each share held will be mailed to stockholders of record as of December 29, 1997.

The board of directors believes that it is in the best interests of the company and its stockholders to effect the stock split. The board of directors is recommending this action because they believe that the increased number of shares of common stock and resulting reduction in the market price will broaden public interest in the common stock, increase the number of stockholders, and provide a greater availability of shares for transfer thereby enhancing the liquidity of the stockholders' investment.

The recommended amendment to Article Fourth of the Restated Certificate of Incorporation will increase the number of authorized shares of common stock from 240 million to 480 million, reduce the par value per share from $2.00 to $1.00, and will read substantially as set forth in Exhibit "A" hereto. No change in the number of authorized shares of preference or preferred stock is being proposed and the number of shares of each of such class outstanding will remain unchanged.

No change is being made in the terms of the $2.12 preference and 4% preferred stock. Pursuant to existing adjustment provisions contained in such terms (i) the conversion price of the 4% preferred stock will be adjusted as provided in the Restated Certificate of Incorporation, and (ii) each share of $2.12 preference stock will become convertible (subject to such terms) into sixteen shares of common stock and at any subsequent meeting of stockholders the vote of a single share of $2.12 preference stock will equal the vote of sixteen shares of common stock. Currently, each share of $2.12 preference stock is convertible into eight shares of common stock and the vote of each share of preference stock counts for eight votes of common stock.

Pursuant to the Preference Share Purchase Rights Plan adopted by the board of directors on December 11, 1995, by which one Junior Preference Share Purchase Right was issued with each common share to stockholders of record on February 20, 1996, one Right will be issued with each common share issued if the proposed split of the common stock is effected. Additionally, there will be appropriate antidilution adjustments to the number of one one-hundredths of a Junior Preference Share purchasable upon exercise of Rights. Each Right, which would be exercisable currently for one one-hundredth of a Junior Preference Share for $195 would become exercisable for one two-hundredth of a share for $97.50. In addition, adjustment will be made as necessary to the dividend, liquidation, voting and similar rights of the Junior Preference Shares.

Based upon the number of shares of common stock outstanding as of October 24, 1997, the total number of such shares to be outstanding immediately after the effective date of the stock split will be __________.

As of October 24, 1997, based on the number of shares subject to issuance under the 1984 Pitney Bowes Employee Stock Purchase Plan, the 1996 Employee Stock Purchase Plan, the 1979 Stock Option Plan, the 1991 Stock Plan, the U.K. Executive Stock Option Plan, the U.K. S.A.Y.E. Stock Option Plan (an employee stock purchase plan), the Dividend Reinvestment Plan, and the Directors' Stock Plan, the total shares hereafter issuable under these plans will be proportionately increased from _______________ to __________________ as a result of the stock split. As of October 24, 1997, there were __________________ shares of common stock reserved in the aggregate for issuance upon conversion of $2.12 preference stock and 4% preferred stock. The split will therefore also result in a proportionate increase from __________________ to _________________ in the total number of shares issuable upon conversion of such securities to common stock.

Assuming stockholder approval of the increase in authorized common stock to 480 million shares, there will be __________________ shares (including treasury shares) authorized over and above those which are outstanding or reserved for issuance as explained above. This represents no change in the proportion of shares of common stock not reserved for any specific purpose to the number of shares authorized. Such shares may be issued from time to time for any lawful corporate purpose which the company may consider. No such purpose is now being actively considered.

Under Delaware law, the affirmative vote of the holders of a majority of the outstanding stock entitled to vote at the meeting (each share of preference stock counting as eight votes of common stock) is required to adopt the proposed amendment to the Restated Certificate of Incorporation. If a majority of the outstanding shares are not voted in favor of adoption of the proposed amendment, the board of directors will consider what alternative action should be taken, if any.

If the amendment is adopted, a certificate of amendment to the Restated Certificate of Incorporation will be filed on or about December 18, 1997. On or about January 16, 1998, every holder of record of common stock as of the close of business on December 29, 1997 (the "stock split record date") will receive a certificate evidencing one additional share of common stock with the par value of $1.00 for each share registered in his name on the stock split record date. The shares of common stock to be issued as a result of the stock split will be fully paid and nonassessable.

IN CONNECTION WITH THE STOCK SPLIT, COMMON STOCKHOLDERS SHOULD NOT SEND TO THE COMPANY THE CERTIFICATES THEY NOW HOLD. OUTSTANDING CERTIFICATES WILL CONTINUE TO EVIDENCE THE SAME NUMBER OF SHARES THEY DID IMMEDIATELY PRIOR TO THE STOCK SPLIT. NEW CERTIFICATES WILL BE SENT FOR THE ADDITIONAL SHARES ON OR AFTER JANUARY 16, 1998.

After the split, the cost of selling and transferring an equal dollar amount of the company's common stock may be increased due to additional charges which relate to the number of shares, rather than the dollar amount, for brokerage commission.

In the opinion of counsel for the company, no taxable income and no taxable gain or loss will, under existing federal income tax laws, result by reason of the consummation of the proposed stock split, either to the company or the holders of the common stock. The federal income tax basis of shares held immediately prior to the effectiveness of the stock split will thereafter be allocated proportionately among the shares theretofore held by a stockholder and the additional shares issued to such stockholder in the stock split. The holding period for the additional shares so issued will be the same as the holding period or holding periods for the shares theretofore held by such stockholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ABOVE PROPOSAL.

INFORMATION CONCERNING SECURITY
OWNERSHIP

The following table sets forth, as of September 30, 1997, the number of shares of common stock held by each individual director, and all directors and executive officers as a group. No director or executive officer holds $2.12 preference stock. The directors and executive officers as a group are beneficial owners of less than one percent of the aggregate shares of common stock and $2.12 preference stock.

As of December 31, 1996, the only person or group known to the company to be the beneficial owner of more than five percent of any class of the company's voting securities is FMR Corp., as more fully described below. The following information is based solely upon Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission. Certain operating subsidiaries of FMR Corp. exercised investment discretion over various institutional accounts which, as of December 31, 1996, held 18,961,730 shares (then representing 12.77 percent) of the company's outstanding common stock. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., and a registered investment advisor, exercised investment discretion over 16,759,427 of said shares. Fidelity Management Trust Company, a bank, and Fidelity International Limited, other operating subsidiaries, exercised investment discretion with respect to 2,054,403, and 147,900 shares, respectively. FMR Corp. has an office at 82 Devonshire Street, Boston, MA 02109-3614.

------------------------------------------------------------------------------------------------------------------------------------
       TITLE OF CLASS
          OF STOCK                      NAME OF BENEFICIAL OWNER                         NUMBER OF SHARES (a)
          --------         ----------------------------------------------                --------------------
         Common            Linda G. Alvarado                                                     3,763
         Common            Marc C. Breslawsky                                                  224,204(b)
         Common            William E. Butler                                                     4,123
         Common            Colin G. Campbell                                                     5,900
         Common            Michael J. Critelli                                                 104,957(b)
         Common            Ernie Green                                                           1,053
         Common            Charles E. Hugel                                                      4,100
         Common            David T. Kimball                                                     24,600
         Common            Michael I. Roth                                                       4,100
         Common            Phyllis S. Sewell                                                     7,100
         --------------    -------------------------------------                               -------
         COMMON            ALL EXECUTIVE OFFICERS AND DIRECTORS                                523,864(b)
                           AS A GROUP


         --------------

        a) Some of the holdings shown include shares required to be reported as beneficially owned by the directors and executive officers as to which the directors or executive officers disclaim beneficial ownership. The number of common shares so held is 1,200 in the case of Mr. Campbell, and 1,500 in the case of Mr. Kimball.

        b)  This number includes shares as to which such persons have the right to acquire beneficial ownership within 60 days of September
            30, 1997, by exercising outstanding stock options. The number of stock options so included in the above table is 43,832 in the case of Mr. Critelli, 128,748 in the case of Mr. Breslawsky, and
            98,447 for all executive officers and directors as a group, excluding the stock options so granted to Messrs. Critelli and
            Breslawsky. No director, other than Messrs. Critelli and
            Breslawsky, holds options to purchase common stock of the company exercisable within 60 days of September 30, 1997.
------------------------------------------------------------------------------------------------------------------------------------

SOLICITATION OF PROXIES

In addition to the use of the mails, proxies may be solicited by the directors, officers and employees of Pitney Bowes without additional compensation in personal interview, by telephone or by telegram. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Pitney Bowes common stock and $2.12 preference stock held of record by such persons, and Pitney Bowes will reimburse such brokers, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. Pitney Bowes has retained ChaseMellon Shareholder Services, L.L.C. to aid in the solicitation of proxies. The anticipated fee of such firm is $8,500 plus reasonable out-of-pocket costs and expenses. The cost of solicitation will be borne entirely by Pitney Bowes.

OTHER MATTERS

Under the company's by-laws, only those matters set forth in the notice of meeting may be considered at the special meeting. However, if any procedural matters properly come before the meeting, it is the intention of the individuals named in the enclosed form of proxy to vote in accordance with their judgment.

By order of the board of directors.

Amy C. Corn
Corporate Secretary and
Senior Associate General Counsel

                                    EXHIBIT A

AMENDED TEXT OF THE FIRST PARAGRAPH OF ARTICLE FOURTH OF THE RESTATED CERTIFICATE OF INCORPORATION

         "Fourth: - The total number of shares of all classes of stock which the Corporation shall have authority to issue is 485,600,000 shares, divided into 600,000 shares of Cumulative Preferred Stock with the par value of $50.00 per share (hereinafter called `Preferred Stock'), 5,000,000 shares of Preference Stock without par value (hereinafter called `Preference Stock'), and 480,000,000 shares of Common Stock with the par value of $1.00 per share (hereinafter called `Common Stock'). Subject to the provisions of law, the Corporation may issue shares of its Preferred Stock, Preference Stock and Common Stock, respectively, from time to time and any securities convertible into, warrants, options or rights to subscribe for, any such class or classes (or any series of any thereof), for such consideration as may be fixed from time to time by the Board of Directors, which is hereby expressly authorized to fix the same in its absolute and uncontrolled discretion subject as aforesaid. Shares of Preference Stock without par value for which consideration so fixed has been paid or delivered to the Corporation shall be deemed fully paid stock and shall not be liable to any further call or assessment thereon and the holders of such shares shall not be liable for any further demands in respect of such shares. The Corporation may issue shares of its Preferred Stock, Preference Stock and Common Stock and any securities convertible into, or warrants, options or rights to subscribe for, such class or classes (or any series of any thereof) without offering the same to the holders of its outstanding capital stock. The minimum amount of capital with which the Corporation shall commence business shall not be less than $100,000."

                                     [MAP]










DIRECTIONS:

NORTHBOUND ON I-95
Please take Exit 7 (Greenwich Avenue) and proceed through the first intersection to next traffic light, where you should turn right onto Washington Boulevard. Continue 1/2 mile to stop sign. Turn left onto South Pacific Street and take immediate right onto Dyke Lane. At the end of Dyke Lane, turn left onto Elmcroft Road. Please park where indicated.

SOUTHBOUND ON I-95
Please take Exit 7 (Atlantic Street). At the second traffic light, turn left onto Atlantic Street and continue through third traffic light to stop sign and turn left onto Washington Boulevard. At next stop sign turn left onto South Pacific Street and take immediate right onto Dyke Lane. At the end of Dyke Lane, turn left onto Elmcroft Road. Please park where indicated.

FROM THE MERRITT PARKWAY
Please take Exit 34 (Long Ridge Road). Turn south onto Long Ridge Road. Follow Long Ridge Road for approximately 2 miles to Cold Spring Road and turn right onto Cold Spring Road. Bear left onto Washington Boulevard and follow to the end (approximately 2 miles). At stop sign make a left turn onto South Pacific Street and take an immediate right onto Dyke Lane. At the end of Dyke Lane, turn left onto Elmcroft Road. Please park where indicated.

PLEASE NOTE THAT, DUE TO ONGOING CONSTRUCTION IN THE VICINITY OF WASHINGTON BOULEVARD, IT MAY BE NECESSARY TO FOLLOW DETOURS AS DIRECTED ON THE DATE OF THE SPECIAL MEETING.

                   PROXY -- COMMON STOCK AND $2.12 CONVERTIBLE
                       PREFERENCE STOCK PITNEY BOWES INC.
                 Special Stockholders Meeting December 18, 1997

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Michael J. Critelli, Murray L. Reichenstein, Amy C. Corn, or any of them, with power of substitution, are hereby appointed proxies of the undersigned to vote all common stock and $2.12 convertible preference stock of Pitney Bowes Inc. owned by the undersigned at the special stockholders meeting to be held in Stamford, Connecticut, on December 18, 1997, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting, upon the following proposal and any procedural matters that may properly come before the meeting, as set forth in the notice of meeting and proxy statement:

         Amendment of the company's Restated Certificate of Incorporation increasing authorized shares of common stock from 240 million to 480 million, and correspondingly reducing the par value of the common stock per share from $2.00 to $1.00. The amendment is proposed in order to effect a two-for-one split of the company's common stock by means of a stock dividend of one share of common stock for each share of common stock outstanding.

All shares of $2.12 convertible preference stock and common stock registered in your name and/or held for your benefit in the dividend reinvestment plan are shown on this card. The shares represented hereby will be voted in accordance with the directions given by the stockholder. If a properly signed proxy is returned without choices marked, and if not otherwise directed, the shares represented by this proxy will be voted FOR this proposal.

                                (Continued, and to be signed, on the other side)

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                           [ FOLD AND DETACH HERE ]


                               [LOGO] Pitney Bowes


                             YOUR VOTE IS IMPORTANT!

                        You can vote in one of two ways:

1. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
                                       or

2.   Call toll free 1-888-        on  a  Touch  Tone  telephone  and  follow the
     instructions found on the reverse side.


The affirmative vote of the holders of a majority of the outstanding stock entitled to vote at the special meeting of stockholders is required to adopt the proposal. Your vote is vital - your shares cannot be voted unless you sign and return your proxy card or vote by telephone.

                                   PLEASE VOTE

                                                                  Please mark
                  Directors Recommend a Vote FOR this Proposal.   your vote  /X/
                                                                  like this

--------------------------------------------------------------------------------
                  Directors Recommend a Vote FOR this Proposal.
--------------------------------------------------------------------------------

Amendment of the company's Restated
Certificate of Incorporation increasing authorized
shares of common stock from 240 million to 480
million, and correspondingly reducing the par
value of the common stock per share from $2.00 to     FOR   AGAINST  ABSTAIN
$1.00. The amendment is proposed in order to          / /     / /      / /
effect a two-for-one split of the company's common
stock by means of a stock dividend of one share of
common stock for each share of common stock
outstanding.
--------------------------------------------------------------------------------

In their discretion, the Proxies are authorized to vote upon such other procedural matters as may properly come before the meeting, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting.

Please mark, date and sign, and return promptly this proxy in the enclosed envelope, which requires no postage if mailed in the U.S.A. When signing as attorney, executor, administrator, trustee or guardian, or in any other representative capacity, please give your full title as such. Each joint owner must sign the proxy. If you wish to vote by telephone, please read the instructions below.

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                                                                             |
                                                                             |
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Signature(s)of stockholder(s)_________________________ Date_________,  1997

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                            [ FOLD AND DETACH HERE ]



                                VOTE BY TELEPHONE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

o On a Touch Tone Telephone call toll free 1-888- _________ 24 hours per day, 7 days a week.

o    You will be asked to enter a Control Number.

To vote FOR this proposal, press 1; AGAINST, press 9; ABSTAIN, press 0.

Your vote selection will be repeated and you must confirm it before hanging up.
                                  END OF CALL.

--------------------------------------------------------------------------------
     If you vote by telephone, there is no need to mail back your proxy card.
                              THANK YOU FOR VOTING.
--------------------------------------------------------------------------------

                                PITNEY BOWES INC.
                 Special Stockholders Meeting December 18, 1997

              Voting Direction to Trustee of the Pitney Bowes Inc.
                            Deferred Investment Plan

As a participant in the Pitney Bowes Inc. Deferred Investment Plan, I hereby direct Merrill Lynch Trust Company, Trustee, to vote all common stock of Pitney Bowes allocated to my account, as indicated on the reverse side, at the special stockholders meeting to be held in Stamford, Connecticut, on December 18, 1997, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting, upon the following proposal and any procedural matters that may properly come before the meeting, as set forth in the notice of meeting and proxy statement:

         Amendment of the company's Restated Certificate of Incorporation increasing authorized shares of common stock from 240 million to 480 million, and correspondingly reducing the par value of the common stock per share from $2.00 to $1.00. The amendment is proposed in order to effect a two-for-one split of the company's common stock by means of a stock dividend of one share of common stock for each share of common stock outstanding.

All shares of common stock held for your benefit in the plan are shown on this card. The shares represented hereby will be voted in accordance with your directions. If a properly signed direction card is returned without choices marked, and if not otherwise directed, the shares represented by this voting direction card will be voted FOR this proposal.

                                (Continued, and to be signed, on the other side)

--------------------------------------------------------------------------------
                            [ FOLD AND DETACH HERE ]


                               [LOGO] Pitney Bowes

                                                                  Please mark
                  Directors Recommend a Vote FOR this Proposal.   your vote  /X/
                                                                  like this

--------------------------------------------------------------------------------
                  Directors Recommend a Vote FOR this Proposal.
--------------------------------------------------------------------------------

Amendment of the company's Restated
Certificate of Incorporation increasing authorized
shares of common stock from 240 million to 480
million, and correspondingly reducing the par
value of the common stock per share from $2.00 to
$1.00. The amendment is proposed in order to           FOR   AGAINST  ABSTAIN
effect a two-for-one split of the company's common     / /     / /      / /
stock by means of a stock dividend of one share of
common stock for each share of common stock
outstanding.
--------------------------------------------------------------------------------

In its discretion, the Trustee is authorized to vote upon such other procedural matters as may properly come before the meeting, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting.

Please mark, date and sign, and return promptly this voting direction card in the enclosed envelope, which requires no postage if mailed in the U.S.A. When signing as attorney, executor, administrator, trustee or guardian, or in any other representative capacity, please give your full title as such. Each joint owner must sign the proxy.

                                                                       ------|
                                                                             |
                                                                             |
                                                                             |


Signature(s)of stockholder(s)______________________________ Date_________,  1997

--------------------------------------------------------------------------------
                            [ FOLD AND DETACH HERE ]